Exhibit 10.26

DELPHI AUTOMOTIVE PLC

Summary Description of Adjustments to Outstanding
Delphi Automotive PLC Equity Awards
Effective December 4, 2017, the Powertrain Systems business segment of Delphi Automotive PLC, now known as Aptiv PLC (“Aptiv”), will be separated through a spinoff to Aptiv’s shareholders, which will result in the distribution of Aptiv’s interest in a newly formed company, Delphi Technologies PLC (“Delphi Technologies”), to holders of Aptiv shares (the “Spin-Off”).
As a result of the Spin-Off, each Aptiv equity award that was outstanding as of the Spin-Off and granted by Aptiv pursuant to the terms of Aptiv’s equity incentive plans (“Aptiv Equity Plans”) and related grant agreements and/or notices (and related documents) will be adjusted pursuant to its terms as of the date of, and immediately prior to, the Spin-Off by action of Aptiv’s Compensation and Human Resources Committee (“Aptiv CHRC”) under the terms of the Aptiv Equity Plans as follows:

(A) Time-Based RSU Award (for Delphi Technologies employees):
Generally, although each adjusted Time-Based RSU Award held by a Delphi Technologies Participant (as defined in the Employee Matters Agreement) will continue to be subject to terms and conditions substantially identical to the terms and conditions applicable to the original Time-Based RSU Award but under the Delphi Technologies PLC Long-Term Incentive Plan (the “Delphi Technologies Equity Plan”) as an Adjusted Award (as defined in the Delphi Technologies Equity Plan), each such adjusted Time-Based RSU Award will be deemed modified to the extent necessary to reflect the fact that the holder provides services to Delphi Technologies or its subsidiaries or affiliates (and not Aptiv or its subsidiaries or affiliates) and the issuer of the shares underlying the adjusted Time-Based RSU Award will be Delphi Technologies (and not Aptiv). For the avoidance of doubt, the transfer of the holder’s employment to Delphi Technologies or its subsidiaries or affiliates in connection with the Spin-Off alone will not constitute a Qualifying Termination or a termination without “Cause” or for “Good Reason” for purposes of the original Time-Based RSU Award. In particular:

1.
The adjusted Time-Based RSU Award represents the right to receive Delphi Technologies ordinary shares and dividend equivalents (if applicable) with respect thereto, rather than ordinary shares of Aptiv and dividend equivalents (if applicable) with respect thereto, and references to Aptiv ordinary shares will be deemed references to Delphi Technologies ordinary shares, as applicable.

2.	The number of Delphi Technologies ordinary shares subject to the adjusted Time-Based RSU Award will be adjusted as described in the Employee Matters Agreement.

3.
Where the context requires, references in the original Time-Based RSU Award to Aptiv or its subsidiaries or affiliates (or their policies or administrative entities) will be deemed references to Delphi Technologies or its subsidiaries or affiliates (or their policies or administrative entities), as applicable, except as provided below. Further, the original Time-Based RSU Award will be deemed modified to provide that any notices, requests or other communications under the adjusted Time-Based RSU Award will be delivered,

Exhibit 10.26

if to Delphi Technologies, to its chief human resources officer at its primary company address.

4.
If the original Time-Based RSU Award provides that it may vest on a “Change in Control,” or in the event of certain terminations of employment following a “Change in Control,” such vesting provisions will be triggered only in connection with a Change in Control of Delphi Technologies, as defined in the Delphi Technologies Equity Plan (and not a “Change in Control” of Aptiv, as defined in the applicable Aptiv Equity Plan). If applicable to those vesting provisions, references to Aptiv or the “Committee” in the definition of “Replacement Award” and in the related definitions of “Cause” and “Good Reason” in the original Time-Based RSU Award will be deemed to be references to Delphi Technologies and the Delphi Technologies Compensation Committee, respectively.

5.
In all cases (and even if the adjusted Time-Based RSU Award vests in connection with a Change in Control of Delphi Technologies), to the extent necessary to avoid a tax or penalty under Section 409A of the Internal Revenue Code (“Section 409A”), the payment or settlement of the adjusted Time-Based RSU Award will not be made until the earliest time permitted under the terms of such award that will not trigger a tax or penalty under Section 409A.

(B) Performance-Based RSU Award (for Delphi Technologies employees):
Generally, each adjusted PRSU Award held by a Delphi Technologies Participant will differ from the original PRSU Award in that it will be deemed modified to the extent necessary to reflect the fact that the holder provides services to Delphi Technologies or its subsidiaries or affiliates (and not Aptiv or its subsidiaries or affiliates) and the issuer of the shares underlying the award will be Delphi Technologies (and not Aptiv). For the avoidance of doubt, the transfer of the holder’s employment to Delphi Technologies or its subsidiaries or affiliates in connection with the Spin-Off alone will not constitute a Qualifying Termination or a termination without “Cause” or for “Good Reason” for purposes of the original PRSU Award. In particular:

1.
The adjusted PRSU Award represents the right to receive Delphi Technologies ordinary shares and dividend equivalents (if any) with respect thereto, rather than ordinary shares of Aptiv and dividend equivalents (if any) with respect thereto, and references to Aptiv ordinary shares will be deemed references to Delphi Technologies ordinary shares, as applicable.

2.	The “Target” number of Delphi Technologies ordinary shares subject to the adjusted PRSU Award will be adjusted as described in the Employee Matters Agreement.

3.
The performance metrics and goals or their achievement as set forth in the original PRSU Award will be equitably adjusted and finalized or determined by Delphi Technologies’ Compensation Committee in connection with the Spin-Off.

4.
Where the context requires, references in the original PRSU Award to Aptiv or its subsidiaries or affiliates (or their policies or administrative entities) will be deemed references to Delphi Technologies or its subsidiaries or affiliates (or their policies or administrative entities), as applicable, except as provided below. Further, the original PRSU Award will be deemed modified to provide that any notices, requests or other

Exhibit 10.26

communications under the adjusted PRSU Award will be delivered, if to Delphi Technologies, to its chief human resources officer at its primary company address.

5.
If the original PRSU Award provides that it may vest on a “Change in Control,” or in the event of certain terminations of employment following a “Change in Control,” such vesting provisions will be triggered only in connection with a Change in Control of Delphi Technologies, as defined in the Delphi Technologies Equity Plan (and not a “Change in Control” of Aptiv, as defined in the applicable Aptiv Equity Plan). If applicable to those vesting provisions, references to Aptiv or the “Committee” in the definition of “Replacement Award” and in the related definitions of “Cause” and “Good Reason” in the original PRSU Award will be deemed to be references to Delphi Technologies and the Delphi Technologies Compensation Committee, respectively.

6.
In all cases (and notwithstanding any provisions to the contrary), the vesting and payment or settlement of the adjusted PRSU Award will be made at the time permitted under the terms of such award that will not trigger a tax or penalty under Section 409A.

(C) RSU Award (for Delphi Technologies directors):
Generally, although each adjusted RSU Award held by an individual who will be a member of the Board of Directors of Delphi Technologies immediately following the Spin-Off will continue to be subject to terms and conditions substantially identical to the terms and conditions applicable to the original RSU Award but under the Delphi Technologies Equity Plan as an Adjusted Award (as defined in the Delphi Technologies Equity Plan), each adjusted RSU Award will be deemed modified to the extent necessary to reflect the fact that the holder provides services to Delphi Technologies (and not Aptiv) and the issuer of the shares underlying the adjusted RSU Award will be Delphi Technologies (and not Aptiv). For the avoidance of doubt, the cessation of the holder’s service on the Aptiv Board of Directors and the commencement of the holder’s service on the Delphi Technologies Board of Directors in connection with the Spin-Off alone will not constitute a “termination of Board service” for purposes of the original RSU Award. In particular:

1.
The adjusted RSU Award represents the right to receive Delphi Technologies ordinary shares and dividend equivalents (if applicable) with respect thereto, rather than ordinary shares of Aptiv and dividend equivalents (if applicable) with respect thereto, and references to Aptiv ordinary shares will be deemed references to Delphi Technologies ordinary shares, as applicable.

2.	The number of Delphi Technologies ordinary shares subject to the adjusted RSU Award will be adjusted as described in the Employee Matters Agreement.

3.
Where the context requires, references in the original RSU Award to Aptiv or its subsidiaries or affiliates (or their policies or administrative entities) will be deemed references to Delphi Technologies or its subsidiaries or affiliates (or their policies or administrative entities), as applicable, except as provided below. Further, the original RSU Award will be deemed modified to provide that any notices, requests or other communications under the adjusted RSU Award will be delivered, if to Delphi Technologies, to its chief human resources officer at its primary company address.

Exhibit 10.26

4.
With respect to the vesting provisions in the original RSU Award (except as otherwise provided in the following paragraph), each reference to a “Change in Control” is deemed to be a reference to only a Change in Control of Delphi Technologies, as defined in the Delphi Technologies Equity Plan (and not a “Change in Control” of Aptiv, as defined in the applicable Aptiv Equity Plan).

5.
In all cases (and even if the adjusted RSU Award vests in connection with a Change in Control of Delphi Technologies), to the extent necessary to avoid a tax or penalty under Section 409A, the payment or settlement of the adjusted RSU Award will not be made until the earliest time permitted under the terms of such award that will not trigger a tax or penalty under Section 409A.